UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

MAY 31, 2007

Semiannual Report
to Shareholders

DWS Dreman Small Cap Value Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2007

Class A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustments for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.20%, 2.00%, 1.93% and 0.85% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/07
DWS Dreman Small Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	10.22%	21.22%	21.68%	16.58%	10.28%
Class B	9.74%	20.16%	20.63%	15.58%	9.35%
Class C	9.80%	20.29%	20.77%	15.71%	9.46%
Russell 2000® Index+	8.40%	18.93%	15.59%	13.06%	9.68%
Russell 2000® Value Index++	7.20%	20.28%	17.85%	14.65%	12.96%
	6-Month‡	1-Year	3-Year	Life of Class*
Institutional Class	10.38%	21.58%	22.10%	21.82%
Russell 2000 Index+	8.40%	18.93%	15.59%	19.12%
Russell 2000 Value Index++	7.20%	20.28%	17.85%	20.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Small Cap Value Fund — Class A [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/07
DWS Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,425	$16,979	$20,293	$25,072
	Average annual total return	14.25%	19.30%	15.20%	9.63%
Class B	Growth of $10,000	$11,716	$17,353	$20,525	$24,434
	Average annual total return	17.16%	20.17%	15.47%	9.35%
Class C	Growth of $10,000	$12,029	$17,613	$20,738	$24,682
	Average annual total return	20.29%	20.77%	15.71%	9.46%
Russell 2000 Index+	Growth of $10,000	$11,893	$15,442	$18,474	$25,193
	Average annual total return	18.93%	15.59%	13.06%	9.68%
Russell 2000 Value Index++	Growth of $10,000	$12,028	$16,369	$19,807	$33,816
	Average annual total return	20.28%	17.85%	14.65%	12.96%

The growth of $10,000 is cumulative.

Comparative Results as of 5/31/07
DWS Dreman Small Cap Value Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,215,800	$1,820,300	$2,569,400
	Average annual total return	21.58%	22.10%	21.82%
Russell 2000 Index+	Growth of $1,000,000	$1,189,300	$1,544,200	$2,295,500
	Average annual total return	18.93%	15.59%	19.12%
Russell 2000 Value Index++	Growth of $1,000,000	$1,202,800	$1,636,900	$2,389,700
	Average annual total return	20.28%	17.85%	20.13%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/07	$ 41.89	$ 38.39	$ 38.94	$ 42.50
11/30/06	$ 40.05	$ 37.03	$ 37.51	$ 40.58
Distribution Information: Six Months as of 5/31/07: Income Dividends	$ —	$ —	$ —	$ .04
Capital Gain Distributions	$ 2.11	$ 2.11	$ 2.11	$ 2.11
Class A Lipper Rankings — Small-Cap Core Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	128	of	720	18
3-Year	17	of	559	4
5-Year	34	of	437	8
10-Year	100	of	150	67

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 0.90% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/07
DWS Dreman Small Cap Value Fund	6-Month‡	1-Year	Life of Class*
Class S	10.29%	21.48%	19.72%
Russell 2000 Index+	8.40%	18.93%	15.09%
Russell 2000 Value Index++	7.20%	20.28%	16.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/07	$ 42.26
11/30/06	$ 40.37
Distribution Information: Six Months as of 5/31/07: Income Dividends	$ .02
Capital Gain Distributions	$ 2.11
Class S Lipper Rankings — Small-Cap Core Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	122	of	720	17

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman Small Cap Value Fund — Class S [] Russell 2000 Index+ [] Russell 2000 Value Index++

Comparative Results as of 5/31/07
DWS Dreman Small Cap Value Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$12,148	$14,995
	Average annual total return	21.48%	19.72%
Russell 2000 Index+	Growth of $10,000	$11,893	$13,720
	Average annual total return	18.93%	15.09%
Russell 2000 Value Index++	Growth of $10,000	$12,028	$14,015
	Average annual total return	20.28%	16.19%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2006 to May 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,102.20	$ 1,097.40	$ 1,098.00	$ 1,102.90	$ 1,103.80
Expenses Paid per $1,000*	$ 6.18	$ 10.51	$ 10.15	$ 5.71	$ 4.56
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,019.05	$ 1,014.91	$ 1,015.26	$ 1,019.50	$ 1,020.59
Expenses Paid per $1,000*	$ 5.94	$ 10.10	$ 9.75	$ 5.49	$ 4.38
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Small Cap Value Fund	1.18%	2.01%	1.94%	1.09%	.87%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David N. Dreman and Portfolio Managers Mark Roach and E. Clifton Hoover, Jr. discuss the market environment and the performance of DWS Dreman Small Cap Value Fund for the six-month period ended May 31, 2007.

Q: How would you describe the market environment over the last six months?

A: Except for a period of weakness in late February and early March, equity markets were quite strong. In fact, by the end of May, most indices were near their all-time highs. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 10.47% for the period.1

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Nearly all market sectors were strong over this period; returns of growth and value stocks and equities in various capitalization ranges were fairly close to one another. After a multiyear period of market-leading performance, the small-cap Russell 2000® Index returned 8.40% for the last six months, still very strong, but less than the 10.67% return of the Russell 1000® Index and the 12.43% return of the Russell Midcap™ Index.2

2 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the index had an approximate market capitalization of $14.9 billion. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Within the small-cap arena, growth stocks performed better than value stocks over this period. The Russell 2000® Growth Index returned 9.70%, compared with 7.20% for the Russell 2000® Value Index.3

3 The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Q: How did the fund perform?

A: The fund's return for the six months ended May 31, 2007 (Class A shares) was 10.22%, several percentage points higher than the benchmark, the Russell 2000 Value Index, which returned 7.20% and the Russell 2000 Index, which returned 8.40%. The average return of the peer group of Lipper Small-Cap Core Funds was 10.10%.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 Lipper Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Index and category returns assume reinvestment of all distributions. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index or Lipper category.

Q: What strategies or holdings contributed most to performance?

A: Holdings in the energy, financial and health care sectors were among the strongest in the portfolio. In energy, we have maintained an overweight relative to the index for some time.5 We continue to see value in many of these stocks because we believe worldwide demand for energy is growing faster than supply. Among the best-performing energy holdings were Uranium Resources, Inc. and offshore driller Atwood Oceanics, Inc. In the financial sector, holdings that performed well included ASTA Funding, Inc., which collects and services consumer receivables, and Odyssey Re Holdings Corp., an international underwriter of reinsurance.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In health care, drug researcher Charles River Laboratories International, Inc. and Kinetic Concepts, Inc., which makes products for wound care and other therapies, were among the best-performing holdings. Health care stocks represent a significantly larger proportion of this fund than of the Russell 2000 Index; we consider that health care stocks have defensive characteristics with limited exposure to broad economic conditions. However, finding small-cap health care stocks that meet our criteria for financial strength and earnings can be challenging, since many of the most promising small research-oriented health care companies are acquired by major pharmaceutical companies long before they begin to generate earnings.

Performance benefited from positions in a few cyclical stocks, as some of the most economically sensitive sectors delivered strong performance. In materials, a major positive was a position in RTI International Metals, Inc., a titanium processor. RTI's revenue and earnings have increased dramatically because of increasing demand in the aviation industry for lightweight materials that can be used to build more energy-efficient aircraft. Positions in fertilizer companies Terra Industries, Inc. and CF Industries Holdings, Inc. contributed to performance; both of these stocks were sold on strength. Another positive was Perini Corp., a construction services company.

Q: What were some of the negatives?

A: The main detractors from performance were what we did not own. We did not have positions in some of the best-performing stocks in the materials sector, where we have not seen much value. Also, in the consumer discretionary sector, we have avoided automotive-related issues, and some of these performed very well. In this sector, we prefer more stable companies such as Nash Finch Company, a food distributor that has a big military business; this stock performed very well.

Our representation in the telecommunications sector, which performed well, is minimal because we consider that most of these stocks are too highly priced relative to their earnings. However, we have gained exposure to the growth in this sector by owning suppliers such as General Cable Corp. (Industrials/Electronic Equipment sector) and CommScope, Inc. (Information Technology/Communication Equipment sector), which were among the best performing issues in the portfolio. We continue to hold these stocks, which we believe, stand to benefit from investment in infrastructure.

Q: What changes have you made in the portfolio in recent months?

A: Small-cap stocks have performed exceptionally well in the last few years: Total compound annual return of the small-cap Russell 2000 Index for the five years ending May 31, 2007 was 13.06%, compared with 10.06% for the large-cap Russell 1000 Index. This performance has been very rewarding for shareholders of small-cap funds such as this one, but one result has been that market values of some small-cap stocks have moved up so much that they no longer qualify as small cap. And, since this is a value fund, big increases in stock prices mean that some holdings no longer represent the kind of value we seek. Since we are committed to maintaining a true small-cap value portfolio, we have eliminated a number of positions in companies that have either grown too large for this portfolio, or have moved up so much that their price-earnings ratios are too high to represent value. In addition, recognizing that economically sensitive stocks may underperform at this late stage of an economic expansion, we have increased the defensiveness of the portfolio, replacing positions we have sold with stocks of companies with healthy dividends in industry groups that are likely to hold up in the event of an economic slowdown. A good example is The J.M. Smucker Co., a food company with well-known brands, strong finances and an attractive dividend.

Q: Do you have other comments for shareholders?

A: We are now in the seventh year of a very positive cycle for small-cap stocks, and we find it appropriate to approach the market with caution. Especially with the changes made in recent months, we believe the portfolio is well positioned for a market that may be less strong than what we have been experiencing. We will view any correction as an opportunity to find pockets of market inefficiency and buy quality stocks that offer good value because investors have over-reacted to bad news.

The small-cap market can be quite volatile because many of these stocks do not trade in great volume, and that volatility often creates opportunities for our contrarian investment philosophy. We seek small-cap companies with positive earnings momentum, positive cash flow and solid balance sheets that can be bought at prices below what we see as their intrinsic value.

As always, we thank our shareholders for their continued support and interest. We believe that our time-tested contrarian approach, with a focus on companies with solid long-term earnings-growth prospects and below-market price-to-earnings ratios, can help our shareholders achieve their long-term investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	5/31/07	11/30/06

Common Stocks	91%	94%
Exchange Traded Funds	4%	—
Cash Equivalents	4%	5%
Closed End Investment Companies	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/07	11/30/06

Industrials	25%	25%
Financials	18%	21%
Information Technology	12%	11%
Energy	12%	13%
Health Care	9%	8%
Consumer Staples	7%	2%
Materials	6%	9%
Consumer Discretionary	5%	6%
Utilities	5%	5%
Telecommunication Services	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2007 (13.3% of Net Assets)
1. CommScope, Inc. Manufacturer of coaxial television cables	2.2%
2. RTI International Metals, Inc. Manufactures and distributes metal mill products	1.6%
3. General Cable Corp. Manufacturer of copper wire and cable products for communications and electrical markets	1.3%
4. Parallel Petroleum Corp. Explores for and produces oil and natural gas	1.3%
5. Washington Group International, Inc. Provides and manages environmental remediation for mining services	1.2%
6. BE Aerospace, Inc. Manufactures interior products for aviation aircraft cabins	1.2%
7. Uranium Resources, Inc. Acquires, explores, develops and mines uranium properties	1.2%
8. LifePoint Hospitals, Inc. Provides health care services through its hospitals	1.1%
9. Anixter International, Inc. Provider of cabling solutions for private network infrastructure requirements	1.1%
10. EMCOR Group, Inc. Provider of mechanical and electrical construction services	1.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 91.1%
Consumer Discretionary 4.3%
Diversified Consumer Services 0.7%
Nobel Learning Communities, Inc.*	212,700	3,390,438
Regis Corp.	358,600	14,297,382
		17,687,820
Household Durables 0.7%
Helen of Troy Ltd.*	574,700	15,689,310
Leisure Equipment & Products 0.4%
Callaway Golf Co. (a)	490,900	8,919,653
Specialty Retail 1.4%
bebe stores, Inc. (a)	210,000	3,775,800
Conn's, Inc.* (a)	263,400	7,994,190
Men's Wearhouse, Inc. (a)	371,900	19,837,146
		31,607,136
Textiles, Apparel & Luxury Goods 1.1%
Phillips-Van Heusen Corp.	264,764	16,182,376
Wolverine World Wide, Inc. (a)	308,450	8,954,303
		25,136,679
Consumer Staples 6.1%
Food & Staples Retailing 2.0%
Nash Finch Co. (a)	287,700	13,536,285
Ruddick Corp. (a)	527,600	16,508,604
Weis Markets, Inc.	357,800	15,342,464
		45,387,353
Food Products 2.9%
Del Monte Foods Co.	1,224,100	14,750,405
J.M. Smucker Co.	388,600	22,422,220
Pilgrim's Pride Corp.	362,200	12,796,526
Ralcorp Holdings, Inc.* (a)	316,100	18,384,376
		68,353,527
Household Products 0.5%
Church & Dwight Co., Inc.	245,200	12,262,452
Tobacco 0.7%
Vector Group Ltd. (a)	822,155	15,859,370
Energy 11.2%
Energy Equipment & Services 4.6%
Atwood Oceanics, Inc.* (a)	366,600	24,063,624
Bristow Group, Inc.* (a)	136,700	6,733,842
Hercules Offshore, Inc.* (a)	431,900	15,086,267
Matrix Service Co.*	209,200	5,345,060
NATCO Group, Inc. "A"* (a)	101,800	4,378,418
Oil States International, Inc.* (a)	259,400	10,098,442
RPC, Inc.	882,100	14,978,058
Superior Energy Services, Inc.*	354,800	14,248,768
Todco*	222,600	11,009,796
		105,942,275
Oil, Gas & Consumable Fuels 6.6%
Arena Resources, Inc.* (a)	132,500	6,741,600
Delta Petroleum Corp.* (a)	660,900	12,980,076
Energy Metals Corp.*	1,099,200	18,741,360
Helix Energy Solutions Group, Inc.*	456,500	18,191,525
Parallel Petroleum Corp.* (a)	1,270,300	29,293,118
Petrohawk Energy Corp.* (a)	1,059,200	17,264,960
PetroQuest Energy, Inc.* (a)	1,175,900	16,650,744
Pinnacle Gas Resources, Inc. 144A*	459,000	3,924,450
SandRidge Energy, Inc.	100,000	2,100,000
Uranium Resources, Inc.*	2,719,846	26,844,880
		152,732,713
Financials 16.5%
Capital Markets 1.3%
Apollo Investment Corp. (a)	734,000	17,271,020
FBR Capital Markets Corp. (REIT) 144A*	204,400	3,301,060
MCG Capital Corp.	201,100	3,547,404
Waddell & Reed Financial, Inc. "A"	257,400	6,676,956
		30,796,440
Commercial Banks 2.1%
AmericanWest Bancorp. (a)	282,800	5,610,752
Citizens Republic Bancorp., Inc.	659,300	12,553,072
Columbia Banking System, Inc.	162,200	4,921,148
MB Financial, Inc.	128,000	4,526,080
Provident Bankshares Corp. (a)	82,000	2,742,900
Sterling Financial Corp.	193,407	5,848,628
UCBH Holdings, Inc. (a)	623,300	11,599,613
		47,802,193
Diversified Financial Services 0.9%
ASTA Funding, Inc. (a)	479,300	20,231,253
CMET Finance Holdings, Inc. 144A*	10,800	129,600
		20,360,853
Insurance 7.0%
Allied World Assurance Holdings Ltd.	265,500	13,450,230
AmCOMP, Inc.*	50,000	459,500
Amerisafe, Inc.*	491,500	9,087,835
Argonaut Group, Inc.*	454,500	15,057,585
CastlePoint Holdings Ltd. 144A*	821,900	12,986,020
Endurance Specialty Holdings Ltd.	459,300	18,293,919
Hanover Insurance Group, Inc.	312,100	15,227,359
IPC Holdings, Ltd.	459,500	14,336,400
Odyssey Re Holdings Corp. (a)	441,200	18,918,656
Platinum Underwriters Holdings Ltd.	152,800	5,262,432
Selective Insurance Group, Inc.	373,800	10,230,906
Tower Group, Inc. (a)	363,500	11,508,410
United Fire & Casualty Co.	417,200	16,333,380
		161,152,632
Real Estate Investment Trusts 5.0%
Annaly Capital Management, Inc. (REIT) (a)	927,700	14,323,688
Anworth Mortgage Asset Corp. (REIT) (a)	763,300	7,121,589
Ashford Hospitality Trust (REIT) (a)	1,205,000	14,954,050
Capital Lease Funding, Inc. (REIT)	966,800	10,799,156
CBRE Realty Finance, Inc. (REIT)	535,500	7,052,535
Friedman, Billings, Ramsey Group, Inc. "A" (REIT) (a)	256,800	1,610,136
Highland Hospitality Corp. (REIT)	124,100	2,391,407
Jer Investors Trust, Inc. (REIT) (a)	670,700	12,602,453
KKR Financial Holdings LLC (a)	758,500	20,312,630
Medical Properties Trust, Inc. (REIT) (a)	912,200	12,980,606
MFA Mortgage Investments, Inc. (REIT) (a)	1,580,500	11,885,360
		116,033,610
Thrifts & Mortgage Finance 0.2%
PFF Bancorp., Inc. (a)	126,100	3,784,261
Health Care 7.9%
Health Care Equipment & Supplies 1.2%
Kinetic Concepts, Inc.* (a)	204,500	10,261,810
The Cooper Companies, Inc.	296,900	16,371,066
		26,632,876
Health Care Providers & Services 5.3%
Amedisys, Inc.* (a)	424,300	15,826,390
Centene Corp.*	438,400	10,078,816
Healthspring, Inc.*	851,900	20,803,398
Kindred Healthcare, Inc.*	289,500	9,264,000
LifePoint Hospitals, Inc.* (a)	642,200	26,066,898
Odyssey HealthCare, Inc.* (a)	672,000	8,715,840
Option Care, Inc. (a)	862,400	12,996,368
Pediatrix Medical Group, Inc.*	330,900	19,066,458
		122,818,168
Life Sciences Tools & Services 1.1%
Charles River Laboratories International, Inc.*	281,800	14,983,306
PerkinElmer, Inc. (a)	374,600	9,930,646
		24,913,952
Pharmaceuticals 0.3%
Perrigo Co. (a)	356,200	6,967,272
Industrials 22.3%
Aerospace & Defense 4.6%
Argon ST, Inc.*	199,800	4,765,230
Armor Holdings, Inc.*	100,600	8,644,558
BE Aerospace, Inc.*	712,400	27,277,796
CAE, Inc.	1,066,100	13,901,944
DRS Technologies, Inc. (a)	326,900	16,786,315
EDO Corp. (a)	443,100	14,874,867
K&F Industries Holdings, Inc.*	533,000	14,103,180
Triumph Group, Inc. (a)	87,400	5,775,392
		106,129,282
Air Freight & Logistics 0.3%
ABX Air, Inc.*	1,201,400	7,592,848
Airlines 0.5%
Alaska Air Group, Inc.* (a)	347,800	10,141,848
Building Products 0.7%
Lennox International, Inc. (a)	397,100	13,600,675
NCI Building Systems, Inc.* (a)	63,000	3,238,830
		16,839,505
Commercial Services & Supplies 2.8%
Administaff, Inc. (a)	275,800	10,055,668
American Ecology Corp.	314,700	6,813,255
Clean Harbors, Inc.*	116,900	5,493,131
Ennis, Inc.	577,800	13,809,420
HNI Corp. (a)	319,600	14,081,576
Kelly Services, Inc. "A"	497,700	14,343,714
		64,596,764
Construction & Engineering 6.6%
Chicago Bridge & Iron Co., NV (New York Shares)	432,600	16,854,096
EMCOR Group, Inc.*	369,800	24,255,182
Granite Construction, Inc.	244,100	16,718,409
Insituform Technologies, Inc. "A"* (a)	576,900	12,166,821
Perini Corp.*	289,900	15,944,500
Shaw Group, Inc.*	396,200	16,030,252
Sterling Construction Co., Inc.*	536,900	12,579,567
URS Corp.*	172,500	8,673,300
Washington Group International, Inc.* (a)	325,000	27,300,000
		150,522,127
Electrical Equipment 3.5%
General Cable Corp.*	433,800	29,563,470
Genlyte Group, Inc.* (a)	125,200	10,907,424
Hubbell, Inc. "B"	308,300	17,366,539
Regal-Beloit Corp.	322,200	15,662,142
Thomas & Betts Corp.*	126,100	7,316,322
		80,815,897
Industrial Conglomerates 0.2%
Walter Industries, Inc. (a)	166,600	5,362,854
Machinery 2.0%
Harsco Corp.	306,600	16,329,516
Mueller Water Products, Inc. "A" (a)	625,500	10,258,200
Mueller Water Products, Inc. "B"	275,296	4,363,442
Watts Water Technologies, Inc. "A" (a)	395,100	14,974,290
		45,925,448
Road & Rail 0.6%
Genesee & Wyoming, Inc.*	429,900	13,984,647
Trading Companies & Distributors 0.5%
WESCO International, Inc.* (a)	165,600	10,734,192
Information Technology 11.3%
Communications Equipment 3.7%
Arris Group, Inc.*	1,121,900	18,455,255
Black Box Corp. (a)	456,900	16,644,867
CommScope, Inc.* (a)	911,500	49,886,395
		84,986,517
Computers & Peripherals 1.2%
Avid Technology, Inc.* (a)	288,100	9,824,210
Komag, Inc.* (a)	133,400	3,236,284
STEC, Inc.* (a)	2,417,100	14,986,020
		28,046,514
Electronic Equipment & Instruments 2.8%
Aeroflex, Inc.* (a)	1,036,800	14,660,352
Anixter International, Inc.* (a)	348,100	25,710,666
Mettler-Toledo International, Inc.*	148,100	14,558,230
Scansource, Inc.* (a)	318,500	9,230,130
		64,159,378
Internet Software & Services 0.1%
Openwave Systems, Inc.* (a)	106,400	1,095,920
IT Services 1.5%
CACI International, Inc. "A"*	278,900	14,377,295
Covansys Corp.* (a)	600,200	20,280,758
		34,658,053
Semiconductors & Semiconductor Equipment 0.6%
MKS Instruments, Inc.* (a)	533,400	14,535,150
Software 1.4%
Fair Isaac Corp.	382,100	14,462,485
Jack Henry & Associates, Inc.	669,700	17,713,565
		32,176,050
Materials 5.9%
Chemicals 0.6%
CF Industries Holdings, Inc. (a)	311,300	13,924,449
Construction Materials 0.7%
Headwaters, Inc.* (a)	327,900	6,466,188
Texas Industries, Inc. (a)	114,000	9,915,720
		16,381,908
Metals & Mining 4.6%
Century Aluminum Co.* (a)	214,300	12,073,662
IAMGOLD Corp.	1,666,100	12,145,869
Metal Management, Inc. (a)	109,300	5,292,306
Northern Orion Resources, Inc.* (a)	1,360,800	7,402,752
Northwest Pipe Co.*	176,400	6,368,040
Pan American Silver Corp.*	620,100	17,381,403
RTI International Metals, Inc.* (a)	418,800	37,168,500
Stillwater Mining Co.* (a)	219,600	2,788,920
Worthington Industries, Inc. (a)	192,900	4,072,119
		104,693,571
Telecommunication Services 1.4%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc. (a)	933,600	14,732,208
Iowa Telecommunications Services, Inc. (a)	759,700	17,085,653
		31,817,861
Utilities 4.2%
Electric Utilities 1.5%
ALLETE, Inc. (a)	316,000	15,168,000
IDACORP, Inc. (a)	380,700	12,643,047
Sierra Pacific Resources*	350,500	6,645,480
		34,456,527
Gas Utilities 1.7%
Southern Union Co.	655,800	22,821,840
Suburban Propane Partners, LP	338,300	16,407,550
		39,229,390
Multi-Utilities 1.0%
CMS Energy Corp.	179,800	3,281,350
Integrys Energy Group, Inc.	262,100	14,651,390
TECO Energy, Inc. (a)	277,800	4,878,168
		22,810,908
Total Common Stocks (Cost $1,574,792,650)		2,096,458,153

Warrants 0.2%
Energy Metals Corp. Expiration Date 4/13/2008* (Cost $0)	490,000	4,339,387

Closed End Investment Company 0.5%
Tortoise Energy Infrastructure Corp. (Cost $6,862,242)	268,757	11,320,045

Exchange Traded Fund 4.5%
iShares Russell 2000 Index Fund (a) (Cost $95,156,158)	1,236,000	104,071,200

Securities Lending Collateral 22.1%
Daily Assets Fund Institutional, 5.35% (b) (c) (Cost $507,626,443)	507,626,443	507,626,443

Cash Equivalents 3.5%
Cash Management QP Trust, 5.32% (b) (Cost $81,681,223)	81,681,223	81,681,223
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,266,118,716)+	121.9	2,805,496,451
Other Assets and Liabilities, Net	(21.9)	(503,892,079)
Net Assets	100.0	2,301,604,372
* Non-income producing security.
+ The cost for federal income tax purposes was $2,272,330,676. At May 31, 2007, net unrealized appreciation for all securities based on tax cost was $533,165,775. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $572,611,081 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $39,445,306.
(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at May 31, 2007 amounted to $491,049,390 which is 21.3% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,676,811,050) — including $491,049,390 of securities loaned	$ 2,216,188,785
Investment in Daily Assets Fund Institutional (cost $507,626,443)*	507,626,443
Investment in Cash Management QP Trust (cost $81,681,223)	81,681,223
Total investments in securities, at value (cost $2,266,118,716)	2,805,496,451
Cash	10,000
Dividends receivable	1,250,534
Interest receivable	572,621
Receivable for Fund shares sold	6,852,640
Receivable for investments sold	1,114,788
Due from Advisor	319,584
Foreign taxes recoverable	870
Other assets	123,857
Total assets	2,815,741,345
Liabilities
Payable upon return of securities loaned	507,626,443
Payable for Fund shares redeemed	3,858,316
Accrued management fee	1,257,218
Other accrued expenses and payables	1,394,996
Total liabilities	514,136,973
Net assets, at value	$ 2,301,604,372
Net Assets
Net assets consist of: Undistributed net investment income	5,348,260
Net unrealized appreciation (depreciation) on investments	539,377,735
Accumulated net realized gain (loss)	82,790,890
Paid-in capital	1,674,087,487
Net assets, at value	$ 2,301,604,372
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,527,671,864 ÷ 36,467,649 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 41.89
Maximum offering price per share (100 ÷ 94.25 of $41.89)	$ 44.45

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($115,894,363 ÷ 3,018,788 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 38.39

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($298,595,757 ÷ 7,668,387 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 38.94
Class S Net Asset Value, offering and redemption price(a) per share ($201,321,953 ÷ 4,764,329 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 42.26
Institutional Class Net Asset Value, offering and redemption price(a) per share ($158,120,435 ÷ 3,720,628 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 42.50
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,384)	$ 13,705,190
Interest — Cash Management QP Trust	2,201,318
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	199,596
Total Income	16,106,104
Expenses: Management fee	7,275,971
Services to shareholders	2,154,348
Distribution service fees	3,496,395
Custodian fee	32,553
Auditing	28,392
Legal	15,316
Directors' fees and expenses	28,308
Reports to shareholders	134,448
Registration fees	109,687
Other	41,825
Total expenses before expense reductions	13,317,243
Expense reductions	(40,084)
Total expenses after expense reductions	13,277,159
Net investment income (loss)	2,828,945
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	85,955,465
Foreign currency related transactions	63
Net increase from payment by affiliates and net losses realized on the disposal of investments in violation of restrictions	—
85,955,528
Net unrealized appreciation (depreciation) during the period on investments	125,417,981
Net gain (loss) on investment transactions	211,373,509
Net increase (decrease) in net assets resulting from operations	$ 214,202,454

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2007 (Unaudited)	Year Ended November 30, 2006
Operations: Net investment income (loss)	$ 2,828,945	$ 2,857,723
Net realized gain (loss) on investment transactions	85,955,528	98,301,135
Net unrealized appreciation (depreciation) during the period on investment transactions	125,417,981	201,483,127
Net increase (decrease) in net assets resulting from operations	214,202,454	302,641,985
Distributions to shareholders from: Net investment income: Class A	—	(9,198,768)
Class I	—	(23,718)
Class R	—	(1,356)
Class S	(110,065)	(63,876)
Institutional Class	(145,285)	(369,957)
Net realized gains: Class A	(64,992,442)	(63,017,826)
Class B	(6,561,222)	(10,231,750)
Class C	(15,492,464)	(14,688,286)
Class I	—	(282,105)
Class R	—	(270,393)
Class S	(8,175,029)	(435,484)
Institutional Class	(6,178,505)	(3,126,509)
Fund share transactions: Proceeds from shares sold	500,335,142	922,885,500
Reinvestment of distributions	81,982,550	83,199,332
Cost of shares redeemed	(249,214,628)	(358,972,406)
Redemption fees	20,125	90,287
Net increase (decrease) in net assets from Fund share transactions	333,123,189	647,202,713
Increase (decrease) in net assets	445,670,631	848,134,670
Net assets at beginning of period	1,855,933,741	1,007,799,071
Net assets at end of period (including undistributed net investment income of $5,348,260 and $2,774,665, respectively)	$ 2,301,604,372	$ 1,855,933,741

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 40.05	$ 35.36	$ 31.98	$ 25.27	$ 18.46	$ 19.69
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.13	.17	.09	.17	.12
Net realized and unrealized gain (loss) on investment transactions	3.88	8.09	3.50	6.79	6.73	(1.35)
Total from investment operations	3.95	8.22	3.67	6.88	6.90	(1.23)
Less distributions from: Net investment income	—	(.39)	—	(.17)	(.09)	—
Net realized gain on investment transactions	(2.11)	(3.14)	(.29)	—	—	—
Total distributions	(2.11)	(3.53)	(.29)	(.17)	(.09)	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 41.89	$ 40.05	$ 35.36	$ 31.98	$ 25.27	$ 18.46
Total Return (%)[c]	10.22**	25.45	11.55	27.37	37.49	(6.25)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,528	1,206	703	579	351	222
Ratio of expenses (%)	1.18*	1.19	1.27	1.29	1.43	1.44
Ratio of net investment income (loss) (%)	.40*	.39	.52	.35	.91	.65
Portfolio turnover rate (%)	59*	48	67	64	67	89
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average shares outstanding during period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 37.03	$ 32.84	$ 30.01	$ 23.76	$ 17.41	$ 18.72
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.13)	(.09)	(.12)	.03	(.02)
Net realized and unrealized gain (loss) on investment transactions	3.53	7.46	3.21	6.37	6.32	(1.29)
Total from investment operations	3.47	7.33	3.12	6.25	6.35	(1.31)
Less distributions from: Net realized gain on investment transactions	(2.11)	(3.14)	(.29)	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 38.39	$ 37.03	$ 32.84	$ 30.01	$ 23.76	$ 17.41
Total Return (%)[c]	9.74**	24.39	10.50	26.30	36.47	(7.00)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116	117	109	125	133	147
Ratio of expenses (%)	2.01*	2.06	2.19	2.16	2.27	2.25
Ratio of net investment income (loss) (%)	(.43)*	(.48)	(.40)	(.52)	.07	(.16)
Portfolio turnover rate (%)	59*	48	67	64	67	89
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 37.51	$ 33.19	$ 30.28	$ 23.94	$ 17.54	$ 18.85
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.09)	(.05)	(.09)	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	3.59	7.55	3.25	6.43	6.36	(1.30)
Total from investment operations	3.54	7.46	3.20	6.34	6.40	(1.31)
Less distributions from: Net realized gain on investment transactions	(2.11)	(3.14)	(.29)	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 38.94	$ 37.51	$ 33.19	$ 30.28	$ 23.94	$ 17.54
Total Return (%)[c]	9.80**	24.54	10.64	26.48	36.49	(6.95)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	299	270	152	106	71	49
Ratio of expenses (%)	1.94*	1.93	2.05	2.04	2.21	2.23
Ratio of net investment income (loss) (%)	(.36)*	(.35)	(.26)	(.40)	.13	(.14)
Portfolio turnover rate (%)	59*	48	67	64	67	89
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended November 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 40.37	$ 35.44	$ 33.09
Income (loss) from investment operations: Net investment income (loss)[c]	.09	.23	.25
Net realized and unrealized gain (loss) on investment transactions	3.93	8.14	2.39
Total from investment operations	4.02	8.37	2.64
Less distributions from: Net investment income	(.02)	(.30)	—
Net realized gain on investment transactions	(2.11)	(3.14)	(.29)
Total distributions	(2.13)	(3.44)	(.29)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 42.26	$ 40.37	$ 35.44
Total Return (%)	10.29**	25.84	8.05**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	201	154	4
Ratio of expenses (%)	1.09*	.89	.98*
Ratio of net investment income (loss) (%)	.49*	.69	.97*
Portfolio turnover rate (%)	59*	48	67
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 40.58	$ 35.61	$ 32.10	$ 25.31	$ 18.48	$ 19.74
Income (loss) from investment operations: Net investment income (loss)[c]	.13	.25	.27	.20	.26	.03
Net realized and unrealized gain (loss) on investment transactions	3.94	8.18	3.53	6.81	6.71	(1.29)
Total from investment operations	4.07	8.43	3.80	7.01	6.97	(1.26)
Less distributions from: Net investment income	(.04)	(.32)	—	(.22)	(.14)	—
Net realized gain on investment transactions	(2.11)	(3.14)	(.29)	—	—	—
Total distributions	(2.15)	(3.46)	(.29)	(.22)	(.14)	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 42.50	$ 40.58	$ 35.61	$ 32.10	$ 25.31	$ 18.48
Total Return (%)	10.38**	25.88	11.91	27.91	38.07	(6.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158	109	34	15.619		.001
Ratio of expenses (%)	.87*	.85	.95	.88	.85	1.18*
Ratio of net investment income (loss) (%)	.71*	.73	.84	.76	1.49	.58*
Portfolio turnover rate (%)	59*	48	67	64	67	89
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to November 30, 2002.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman Small Cap Value Fund (the ``Fund'') is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland corporation. The Fund is currently closed to most new investors.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In addition, from November 1, 2006 through November 30, 2006, the Fund incurred approximately $757,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2007.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and income received from Real Estate Investment Trusts and Passive Foreign Investment Companies. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from December 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the six months ended May 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $830,739,700 and $581,479,041, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund. DVM is paid by the Advisor for its services.

The management fee payable under the Investment Management Agreement is based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

Accordingly, for the six months ended May 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.71%% of the Fund's average daily net assets.

For the period from December 1, 2006 through August 18, 2007, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Institutional Class (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of daily average net assets at 0.92%.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended May 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2007
Class A	$ 959,206	$ 302,273
Class B	122,593	51,770
Class C	174,312	38,978
Class S	200,705	57,890
Institutional Class	25,390	2,833
	$ 1,482,206	$ 453,744

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2007
Class B	$ 421,086	$ 72,396
Class C	1,055,211	179,467
	$ 1,476,297	$ 251,863

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2007	Annualized Effective Rate
Class A	$ 1,539,081	$ 257,257.23%
Class B	137,792	24,204.25%
Class C	343,225	67,172.24%
	$ 2,020,098	$ 348,633

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended May 31, 2007, aggregated $64,033.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2007, the CDSC for Class B and C shares aggregated $84,332 and $45,755 respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2007, DWS-SDI received $3,908 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,113, of which $6,864 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended May 31, 2007, the Advisor agreed to reimburse the Fund $10,316, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2007, the custodian fees were reduced by $2,071 and $27,697 respectively, for custodian and transfer agent credits earned.

E Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,466,035	$ 366,251,325	14,653,148	$ 533,302,880
Class B	121,373	4,327,545	647,195	21,679,333
Class C	910,492	32,755,106	3,790,323	129,034,254
Class I*	—	—	30,711	1,145,340
Class R*	—	—	177,792	6,533,078
Class S	1,080,305	42,307,488	3,830,345	145,107,422
Institutional Class	1,397,613	54,693,678	2,370,632	86,083,193
		$ 500,335,142		$ 922,885,500
Shares issued to shareholders in reinvestment of distributions
Class A	1,426,149	$ 53,863,473	1,862,187	$ 62,016,632
Class B	169,272	5,879,114	306,184	9,373,515
Class C	302,726	10,663,129	323,278	10,023,481
Class I*	—	—	8,822	305,795
Class R*	—	—	7,929	264,084
Class S	216,346	8,244,710	14,572	486,684
Institutional Class	86,929	3,332,124	21,645	729,141
		$ 81,982,550		$ 83,199,332
Shares redeemed
Class A	(4,533,025)	$ (175,624,752)	(6,519,201)	$ (235,320,127)
Class B	(421,727)	(15,026,887)	(1,107,925)	(37,054,263)
Class C	(746,303)	(27,028,825)	(1,500,250)	(51,157,764)
Class I*	—	—	(70,632)	(2,433,148)
Class R*	—	—	(30,612)	(1,124,009)
Class S	(343,416)	(13,444,983)	(137,355)	(5,110,014)
Institutional Class	(458,662)	(18,089,181)	(726,381)	(26,773,081)
		$ (249,214,628)		$ (358,972,406)
Shares converted*
Class A	—	$ —	238,939	$ 9,392,602
Class I	—	—	(61,427)	(2,341,091)
Class R	—	—	(236,497)	(9,392,602)
Institutional Class	—	—	64,049	2,341,091
		$ —		$ —
Redemption fees		$ 20,125		$ 90,287
Net increase (decrease)
Class A	6,359,159	$ 244,506,781	10,235,073	$ 369,457,319
Class B	(131,082)	(4,819,967)	(154,546)	(5,995,065)
Class C	466,915	16,390,054	2,613,351	87,912,325
Class I*	—	—	(92,526)	(3,323,104)
Class R*	—	—	(81,388)	(3,719,197)
Class S	953,235	37,108,339	3,707,562	140,486,640
Institutional Class	1,025,880	39,937,982	1,729,945	62,383,795
		$ 333,123,189		$ 647,202,713
* On June 28, 2006, the Board of the Fund approved the conversion of Class I shares of the Fund into Institutional Class shares of the Fund, and Class R shares of the Fund into Class A shares of the Fund. These conversions were completed on August 18, 2006 and November 17, 2006, respectively, and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Payments Made by Affiliates

During the six-months ended May 31, 2007, the Advisor fully reimbursed the Fund $3,098, for losses incurred in violation of the Fund's investment restrictions. The amount of the losses were less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

During the period, the Advisor has agreed to reimburse the Fund $319,584 for the diluting effect of an accounting adjustment related to certain investments held by the Fund.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSIX
CUSIP Number	23338F-820	23338F-812	23338F-796	23338F-754
Fund Number	088	288	388	545
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
		Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KDSSX
Fund Number	2389

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007